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                                                                    EXHIBIT 99.1


                         [LETTERHEAD OF J. DAVID HAKMAN]








                                November 17, 2004




Concord Camera Corp.
4000 Hollywood Boulevard
Suite 650N
Presidential Circle
Hollywood, FL 33021

Attn:    Board of Directors

Dear Sirs:

         I hereby resign as a Director of Concord Camera Corp. effective December 1, 2004.

                                                 Very truly yours,

                                                 /s/ J. David Hakman
                                                 -------------------
                                                 J. David Hakman

cc:   Ira Lampert
      Ron Cooper
      Morris Gindi
      William O'Neill